Exhibit 10.3

AMENDMENT TO OFFER LETTER PROVISIONS

WHEREAS, Foot Locker, Inc. (the “Company”) provided an offer of employment to Michael Baughn (the “Executive”) by way of an Offer Letter, dated May 15, 2023 (the “Offer Letter”), and the Executive accepted the Offer Letter on May 16, 2023; and

WHEREAS, the Company and the Executive executed an Exhibit A to the Offer Letter, entitled “Additional Offer Letter Provisions”;

WHEREAS, the Company and the Executive desire to execute this Amendment to the Offer Letter, entitled “Amendment to Offer Letter Provisions”; and

NOW, THEREFORE, the Company and the Executive hereby agree as follows:

1.    The “Annual Bonus” provision of the Offer Letter is hereby amended to read in its entirety, as follows:

Annual Bonus: 85% at target – in accordance with the Annual Incentive Compensation Plan. Participation in the bonus is prorated from your date of hire. For fiscal 2023, you will be paid a bonus in the gross amount of Two Hundred Eighty-Three Thousand Three Hundred Sixty Four Dollars and Thirty Eight Cents ($283,364.38), which represents 80% of your prorated target.

2.    All provisions of the Offer Letter not expressly amended hereby shall remain unmodified and unamended.

3.    The Company and the Executive may execute this Amendment in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart’s signature page of this Amendment by facsimile, email in portable document format (.pdf), through DocuSign, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document has the same effect as delivery of an executed original of this Amendment.

IN WITNESS WHEREOF, the Company and the Executive hereto have executed this Amendment to the Offer Letter on the date first above written.

FOOT LOCKER, INC.

/s/ Jennifer L. Kraft

By:        Jennifer L. Kraft

Executive Vice President and General Counsel

/s/ Michael A. Baughn

Michael A. Baughn

Dated: March 27, 2024

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